EXHIBIT 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Harvey R. Blau, Chief Executive Officer of Aeroflex Incorporated, hereby certify that the Form 10-Q of Aeroflex Incorporated for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aeroflex Incorporated.

/s/ Harvey R. Blau

Name: Harvey R. Blau

Date: May 9, 2005

I, Michael Gorin, Chief Financial Officer of Aeroflex Incorporated, hereby certify that the Form 10-Q of Aeroflex Incorporated for the period ended March 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Aeroflex Incorporated.

/s/ Michael Gorin

Name: Michael Gorin

Date: May 9, 2005

A signed original of this written statement required by Section 906 has been provided to Aeroflex Incorporated and will be retained by Aeroflex Incorporated and furnished to the Securities and Exchange Commission or its staff upon request.